UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   April 29, 2004
                                                --------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of April, 2004, relating to the Morgan Stanley ABS Capital I Inc. Trust 2004-HE2 Mortgage Pass-Through Certificates, Series 2004-HE2)
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             (Exact name of registrant as specified in its charter)


          Delaware                 333-104046-20                13-3939229
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                  10036
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Item 5 of the registrant's Form 8-K attaching the Pooling and Servicing Agreement (as defined below), filed on May 13, 2004, is hereby restated in its entirety. Attached as Exhibit 4 is the revised Pooling and Servicing Agreement for Morgan Stanley ABS Capital I Inc. Trust 2004-HE2 Mortgage Pass-Through Certificates, Series 2004-HE2 (the "Certificates"). On April 29, 2004, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, Aames Capital Corporation, as a responsible party, Accredited Home Lenders, Inc., as a responsible party, NC Capital Corporation, as a responsible party, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2004-HE2 Mortgage Pass-Through Certificates, Series 2004-HE2 (the "Certificates"), issued in thirteen classes. The Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of April 29, 2004 of $1,115,708,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Utendahl Capital Partners, L.P. ("Utendahl") and Countrywide Securities Corporation (collectively with MS&Co. and Utendahl, the "Underwriters"), pursuant to an Underwriting Agreement dated as of April 22, 2004 by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of April 1, 2004, by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, Aames Capital Corporation, as a responsible party, Accredited Home Lenders, Inc., as a responsible party, NC Capital Corporation, as a responsible party, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 8, 2004                       MORGAN STANLEY ABS CAPITAL I INC.




                                          By:    /s/ Valerie H. Kay
                                              ----------------------------------
                                              Name:  Valerie H. Kay
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.               Description                                      Page
-----------               -----------                                      ----

4                         Pooling and Servicing Agreement, dated as          6
                          of April 1, 2004, by and among the
                          Company, as depositor, Chase Manhattan
                          Mortgage Corporation, as a servicer,
                          Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, Aames Capital Corporation, as a responsible party, Accredited Home
                          Lenders, Inc., as a responsible party, NC
                          Capital Corporation, as a responsible
                          party, and Deutsche Bank National Trust
                          Company, as trustee.